UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2025

Azenta, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Summit Drive, Burlington, MA 01803
(Address of principal executive offices and Zip Code)

(888) 229-3682
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2025, Azenta, Inc. (the “Company”) and David Wang, President of Sample Management Solutions, agreed that Mr. Wang’s employment with the Company would cease effective April 9, 2025 (the “Separation Date”).

In exchange for Mr. Wang’s execution and delivery of a release of claims against the Company and his service as a consultant during the period beginning on the Separation Date and ending on December 9, 2025 (or such earlier date as determined in Mr. Wang’s discretion) (the “Consulting Period”), pursuant to the terms of his severance agreement and release dated as of April 9, 2025, to which the form of consulting agreement is an exhibit (the “Severance Agreement”), following the expiration of the Consulting Period, Mr. Wang will be eligible to receive: (i) his annual performance incentive for the fiscal year ended September 30, 2025, pro-rated through the Separation Date and calculated in accordance the Company’s historical practices and payable when bonuses are paid to other senior executives of the Company, and (ii) (a) with respect to his restricted stock unit award granted August 9, 2024, full vesting acceleration as of the end of the Consulting Period and (b) with respect his other outstanding equity awards, continued vesting through the Consulting Period.

The foregoing description of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Severance Agreement and Release, dated April 9, 2025, between Azenta, Inc. and David Wang
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Jason W. Joseph
Date: April 9, 2025	Jason W. Joseph
Senior Vice President, General Counsel and Secretary